Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE CORPORATION UNDER THE NAME OF "BIM HOMES, INC." TO A DELAWARE LIMITED PARTNERSHIP, CHANGING ITS NAME FROM "BIM HOMES, INC." TO "ARMADA ENTERPRISES LP", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 2017, AT 10:05 O`CLOCK A.M.

Jeffrey W. Bullock, Secretary of State

5493828 8100V
SR# 20176648406

Authentication: 203424145
Date: 10-19-17

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 10/17/2017
FILED 10:05 AM 10/17/2017
SR 20176648406 - File Number 5493828

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A CORPORATION TO A
LIMITED PARTNERSHIP PURSUANT TO
SECTION 17-217 OF THE LIMITED PARTNERSHIP ACT

1.) The jurisdiction where the Corporation first formed is Delaware.

2.) The jurisdiction immediately prior to filing this Certificate is Delaware.

3.) The date the corporation first formed is March 6, 2014.

4.) The name of the Corporation immediately prior to filing this Certificate is BIM HOMES, INC..

5.) The name of the Limited Partnership as set forth in the Certificate of Limited Partnership is ARMADA ENTERPRISES LP.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 16th day of October, A.D. 2017.

Armada Enterprises GP, LLC

By: [signature]
General Partner(s)

Name: George Wight
Print or Type

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "ARMADA ENTERPRISES LP" FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 2017, AT 10:05 O`CLOCK A.M.

Jeffrey W. Bullock, Secretary of State

5493828 8100V
SR# 20176648406

Authentication: 203424145
Date: 10-19-17

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 10/17/2017
FILED 10:05 AM 10/17/2017
SR 20176648406 - File Number 5493828

STATE OF DELAWARE
CERTIFICATE OF LIMITED PARTNERSHIP

- **The Undersigned,** desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

- **First:** The name of the limited partnership is Armada Enterprises LP.

- **Second:** The address of its registered office in the State of Delaware is 919 N Market St, ste 950 in the city of Wilmington
Zip Code 19801.
The name of the Registered Agent at such address is Incorp Services, Inc..

- **Third:** The name and mailing address of each general partner is as follows:
Armada Enterprises GP, LLC
40 Wall Street, 28th Floor
New York, NY 10005

- **In Witness Whereof,** the undersigned has executed this Certificate of Limited Partnership as of 16th day of October, A.D. 2017.

Armada Enterprises GP, LLC

By: [signature]
General Partner

Name: George Wight
(type or print name)